ACQUISITION OF TARUS	12 Months Ended
Mar. 31, 2024
Notes and other explanatory information [abstract]
ACQUISITION OF TARUS

NOTE 9. ACQUISITION OF TARUS

On July 1, 2022, the Company, its wholly-owned subsidiary, Portage Merger Sub I, Inc., its wholly-owned subsidiary, Portage Merger Sub II, LLC and Tarus Therapeutics, Inc., a Delaware corporation advancing adenosine receptor antagonists for the treatment of solid tumors, entered into an Agreement and Plan of Merger and Reorganization (the “Merger Agreement”). Per the Merger Agreement, Tarus Therapeutics, Inc. was ultimately merged into Portage Merger Sub II, LLC, with the surviving entity renamed “Tarus Therapeutics, LLC”. The Tarus merger entitles the Company to the rights, know-how and/or ownership related to the assets developed by Tarus (the “Adenosine Compounds”), including:

1.	All rights and obligations related to the License Agreement between Tarus and Impetis Biosciences Limited, dated October 29, 2019 (“Tarus License Agreement”), and the call option under the Tarus License Agreement, which was exercised on November 5, 2020;

2.	All intellectual property and related documents owned or controlled by Tarus, including issued or pending patents, patent applications and trade secrets. Additionally, any draft submissions and/or correspondence with patent authorities;

3.	All documents and supplies related to Adenosine Compounds (as defined in the Tarus License Agreement) including inventory, reagents, data, assays, reports, vendor agreements and other information related to the preclinical development;

4.	All clinical supplies, manufacturing know-how, batch records, regulatory documents pertaining to the Adenosine Compounds, certain reservations for manufacturing campaigns and any related agreements;

5.	All regulatory documents and correspondence pertaining to the Adenosine Compounds;

6.	All contract research organization (“CRO”) agreements and protocol related documents for Adenosine Compounds;

7.	All current documents related to market research, forecasting, budgets and competitive intelligence; and

8.	Rights to the use of Tarus Therapeutics’ name for regulatory purposes.

As consideration for Tarus, the Company issued to former Tarus shareholders an aggregate of 2,425,999 ordinary shares of Portage, calculated on the basis of $18 million divided by the 60-day volume weighted average price per share of ordinary shares of Portage. Such ordinary shares have not been registered with the SEC and were subject to lock-up agreements for terms ranging from six to twelve months, which expired on February 1, 2023 and July 1, 2023, respectively. Additionally, the ordinary shares that were subject to a twelve-month lock-up period, are also subject to a three-month dribble-out period, which commenced July 1, 2023. During the dribble out period, each holder may not sell more than 10% of the average trading volume of the Company’s ordinary shares for the rolling three-month period prior to the date on which the holder executes a trade of the Company’s ordinary shares without its prior written consent (which the Company is permitted to withhold at its sole discretion). Additionally, in the event that the Company resumes the clinical trial and further accrual of its adenosine program, milestone payments of up to $32 million in cash or Portage ordinary shares (at the discretion of the Company) would be triggered upon achievement of future development and sales milestones, as described below. As a result of the transaction:

•	The Company also assumed $2 million in short-term debt held by Tarus and deferred license milestones obligations ($1 million plus interest). The short-term debt was repaid by the Company in July 2022.

•	Upon enrolling the first patient in a Phase 2 clinical trial utilizing Tarus’s adenosine receptor antagonists, the Company will pay an additional one-time milestone payment of $15 million to the former Tarus shareholders. Payment will be in the form of cash or Portage ordinary shares (at the discretion of the Company). The remaining $17 million milestone is based on targeted commercial sales.

In connection with the acquisition of Tarus, the Company performed a fair value analysis of the assets acquired and liabilities assumed. The Company based the analysis on its clinical plan and timing of development events, and the probabilities of success determined primarily based upon empirical third-party data and Company experience as well as the relevant cost of capital. In its fair value analysis, the Company used the Multi-Period Excess Earnings Method for PORT-6 and PORT-7 and the Replacement Cost Method for PORT-8 and PORT-9, determined based upon the maturity of the assets and the availability of sufficient data to measure fair value. The Company recorded the ordinary shares issued at $17.2 million, which represented the aggregate market value of the ordinary shares issued on July 1, 2022. The Company followed the guidance of IAS 3 and IAS 32 and recorded a deferred purchase price payable - Tarus of $8.538 million, which reflected the estimated acquisition date fair value of contractual milestone obligations incurred. The principal assumptions for determining the fair value include the timing of development events, the probabilities of success and the discount rate used. The Company recorded the obligation as a non-current liability, in accordance with the provisions IAS 32 with respect to the classification of financial assets and financial liabilities. The Company determines the fair value of the contractual milestone obligations at each consolidated statement of financial position date. Any change to the fair value is recorded in the Company’s statements of operations and other comprehensive income (loss). The balance of the deferred purchase price - Tarus was nil and $7.179 million as of March 31, 2024 and 2023, respectively. See Note 20, “Financial Instruments and Risk Management,“ for a further discussion.

The following table summarizes the original purchase price allocation to the fair value of assets acquired and liabilities assumed for Tarus:

Assets:	(In thousands)
Identifiable intangible assets	$28,200
Goodwill	538
Total assets	$28,738
Consideration:
Fair value of shares issued	$17,200
Liabilities assumed	3,000
Deferred purchase consideration at fair value	8,538
Total liabilities	$28,738

Pro forma Information

Summary unaudited pro forma condensed results of operations for the years ended March 31, 2023 and 2022, assuming the Tarus acquisition had occurred at the beginning of the earliest period presented, are as follows:

	Years Ended March 31,
(In thousands)	2023	2022
Loss from operations	$(16,277)	$(17,931)
Loss before provision for income taxes	$(122,239)	$(17,164)
Net loss	$(104,383)	$(21,516)
Total comprehensive loss for year	$(109,666)	$(21,516)
Loss per share	$(5.63)	$(1.24)

There are no pro forma adjustments for the year ended March 31, 2024 since the operating results for the year ended March 31, 2024 include the results of operations of Tarus.

These pro forma results are not necessarily indicative of what would have occurred if the acquisition had been in effect for the period presented, and they may not be indicative of results expected in the future.